Statements of Net Assets Available for Benefits - EBP 006 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's Interest in Commingled Trust:
Measured at Fair Value	$ 680,205	$ 641,737
Measured at Contract Value	102,778	122,034
Total	782,983	763,771
Notes Receivable from Participants	33,094	34,751
Contribution Receivable - Employer	474	1
Contribution Receivable - Employee	343	0
Net Assets Available for Benefits	$ 816,894	$ 798,523